                                                                   Exhibit 10.16

                      FOURTH AMENDMENT OF CREDIT AGREEMENT

         THIS FOURTH AMENDMENT OF CREDIT AGREEMENT (this "AMENDMENT") is entered into on February 28, 2001, effective as of March 2, 2001, between PROTECTION ONE ALARM MONITORING, INC., a Delaware corporation ("BORROWER"), each of the Persons which is a signatory to this Amendment (collectively, "LENDERS"), and WESTAR INDUSTRIES, INC., as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, "ADMINISTRATIVE AGENT").

                                 R E C I T A L S

         A. Borrower, Lenders and Administrative Agent entered into the Credit Agreement dated as of December 21, 1998 (as renewed, extended, modified, and amended from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement), providing for a revolving credit facility in the original maximum principal amount of $500,000,000.

         B. Pursuant to a letter agreement dated as of September 30, 1999, Borrower reduced the Total Commitment to $250,000,000.

         C. The Lenders and the Administrative Agent entered into that certain Assignment and Acceptance dated December 17, 1999 wherein the Administrative Agent and the Lenders assigned all of their rights and obligations under the Credit Agreement to Westar Industries, Inc. (f/k/a Westar Capital, Inc.).

         D. Borrower, Lender and Administrative Agent entered into a Second Amendment of Credit Agreement effective as of February 29, 2000 and a Third Amendment of Credit Agreement effective as of January 2, 2001 (the "Third Amendment"), pursuant to which certain provisions of the Credit Agreement were amended.

         E. Borrower, Lender, and Administrative Agent desire to further modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender, and Administrative Agent agree as follows:

         1. AMENDMENTS TO THE CREDIT AGREEMENT.

         (a) SECTION 1.1 is hereby amended to delete the definitions of "IMMATERIAL ACQUISITION" and "TERMINATION DATE" in their entirety and replace such definitions with the following:

               IMMATERIAL ACQUISITION means any single Acquisition involving an aggregate consideration (including, without limitation, cash paid, Stock issued, or Debt issued or assumed) in an amount that does not exceed $1,000,000.

               TERMINATION DATE means the earlier of (a) January 2, 2002, and
         (b) the effective date of any other termination or cancellation of Lenders' commitments to lend under, and in accordance with, this Agreement.

         (b) SECTION 1.1 is hereby amended by deleting subsection (c) in the definition of "Permitted Acquisition."

         (c) SECTION 1.1 is hereby amended to add the following definition:

               CAPITAL EXPENDITURES means for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed assets or capital assets (including expenditures for the purchase of installed security systems) or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries, other than any such expenditures made (w) with the proceeds of any condemnation award or insurance or which will be reimbursed by insurance, (x) in connection with normal replacement and maintenance programs properly expensed in accordance with GAAP, or (y) with the proceeds of any asset sale made pursuant to Section 10.11 other than Net Proceeds Borrower is required to use to make mandatory prepayments of Principal Debt pursuant to
         Section 3.2(b); provided that costs required to be capitalized with or pursuant to Securities and Exchange Commission Staff Accounting Bulletin No. 101 shall be excluded from Capital Expenditures.

         (d) SECTION 2.5(a) is hereby deleted in its entirety and replaced with the following:

               (a) The Borrower shall have the right from time to time to increase the Total Commitment by an amount of up to $40,000,000 for the purpose of consummating acquisitions or making other expenditures approved by the Administrative Agent in its sole and absolute discretion, upon a specific date (the "INCREASE EFFECTIVE DATE") set forth in such request (the "INCREASE REQUEST") upon the same terms and conditions as set forth herein. Any such increase shall be in incremental aggregate amounts of not less than $5,000,000 (the "REQUESTED AMOUNT") and shall increase the amount of the Total Commitments then in effect and the Committed Sum of each Lender shall be increased by its Pro Rata Part of the Requested Amount (subject to the Borrower's right to terminate or reduce the amount of the Commitments pursuant to Section 2.3).

         (e) SECTION 2.5(b) is hereby amended to change the amount of the amendment fee set forth in clause (ii) to 1% of the Requested Amount on the Increase Effective Date.

         (f) SECTION 10 is hereby amended by adding the following new Section 10.13(c):

               (c) CAPITAL EXPENDITURES. Borrower shall not, and shall not permit any other Company to, directly or indirectly, make or commit to make any Capital Expenditures in an aggregate amount exceeding $85,000,000 for the fiscal year of the Borrower ending December 31, 2001.

         (g) SCHEDULE 2.1 is hereby deleted and replaced with Schedule 2.1 attached hereto.

         2. NO DEFAULT. Lender acknowledges that no Default has occurred as a result of the restatement of POI's consolidated financial statements included in POI's and Borrower's Form 10-K/A-2 for the fiscal year ended December 31, 1999 and amended Forms 10-Q for the first three quarterly periods in 2000, or the delivery of the PowerCall, Inc. Permitted Acquisition Compliance Certificate following the effective date of such acquisition.

         3. AMENDMENT OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

         4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens, if any, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Credit Parties may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

         5. REPRESENTATIONS. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each of the other Obligors that are parties to this Amendment; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or any other Obligor of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and the other Obligors and are enforceable against Borrower and the other Obligors in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Obligors of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Obligor is a party thereto or by which Borrower or any other Obligor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Potential Default or Default exists.

         6. CONDITIONS. This Amendment shall not be effective unless and until:

         (a) this Amendment has been executed by Borrower, the other Obligors, Administrative Agent, and the Required Lenders;

         (b) Borrower shall have delivered to Administrative Agent such documents satisfactory to Administrative Agent evidencing the authorization and execution of this Agreement, and the other documents executed and delivered in connection herewith (collectively, the "AMENDMENT DOCUMENTS"); and

         (c) Borrower shall have paid to Administrative Agent, for the account of the Credit Parties as Administrative Agent shall determine, (i) an amendment fee in an amount equal to 1% of the Total Commitment on the effective date of this Amendment ($1,150,000), provided that the amendment fee paid in connection with the Third Amendment shall be credited against such fee, and (ii) the reasonable fees and expenses of Administrative Agent's counsel (including the allocated costs of internal counsel).

         7. CONTINUED EFFECT. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

         8. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed and its performance enforced, under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         9. PARTIES. This Amendment binds and inures to Borrower and the Credit Parties and their respective successors and permitted assigns.

         10. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                      SIGNATURE PAGE TO THIRD AMENDMENT OF
                             CREDIT AGREEMENT AMONG
               PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                WESTAR INDUSTRIES, INC., AS ADMINISTRATIVE AGENT
                                       AND
                            THE LENDERS NAMED HEREIN

         EXECUTED on and effective as of the dates first above written.

                            PROTECTION ONE ALARM MONITORING, INC., a
                            Delaware corporation, as Borrower


                            By:       /s/ Anthony D. Somma
                               ------------------------------------------------
                               Name:  Anthony D. Somma
                                    -------------------------------------------
                               Title: Chief Financial Officer
                                     ------------------------------------------

                      SIGNATURE PAGE TO THIRD AMENDMENT OF
                             CREDIT AGREEMENT AMONG
               PROTECTION ONE ALARM MONITORING, INC., AS BORROWER,
                WESTAR INDUSTRIES, INC., AS ADMINISTRATIVE AGENT
                                       AND
                            THE LENDERS NAMED HEREIN

         EXECUTED on and effective as of the dates first above written.

                            WESTAR INDUSTRIES, INC., as Administrative Agent and a Lender


                            By:       /s/ Paul R. Geist
                               ------------------------------------------------
                               Name:  Paul R. Geist
                                    -------------------------------------------
                               Title: President
                                     ------------------------------------------

         To induce the Credit Parties to enter into this Amendment, each of the undersigned (a) consents and agrees to the Amendment Documents' execution and delivery, (b) ratifies and confirms that all guaranties, assurances, and Liens, if any, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as the Credit Parties may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

         EXECUTED on and effective as of the dates first above written.

                            PROTECTION ONE, INC., a Delaware corporation

                            By:       /s/ Anthony D. Somma
                               ------------------------------------------------
                               Name:  Anthony D. Somma
                                    -------------------------------------------
                               Title: Chief Financial Officer
                                     ------------------------------------------


                            NETWORK MULTI-FAMILY SECURITY CORPORATION, a
                            Delaware corporation


                            By:        /s/ Anthony D. Somma
                               ------------------------------------------------
                               Name:  Anthony D. Somma
                                    -------------------------------------------
                               Title: Chief Financial Officer
                                     ------------------------------------------

                                  SCHEDULE 2.1

             PARTIES, ADDRESSES, COMMITMENTS, AND WIRING INFORMATION

================================================================ ==============================================
                           BORROWER
================================================================ ==============================================
Protection One Alarm Monitoring, Inc.
818 South Kansas Avenue
Topeka, KS  66612
Attention: Tony Somma
Telecopy No. (785) 575-6511

With a Copy to:

Weil, Gotshal & Manges, LLP
100 Crescent Court, Suite 1300
Dallas, Texas 75252
Attention: Angela L. Fontana, Esq.

================================================================ ==============================================
                     ADMINISTRATIVE AGENT
================================================================ ==============================================
Westar Industries, Inc.
818 South Kansas Avenue
Topeka, KS  66612
Attention: Paul R. Geist
Telecopy No. (785) 575-1774

Wiring Instructions:

Bank of America, Dallas, Texas
ABA # 111000012
Account Number: 3750912584
Reference: Protection One Alarm Monitoring, Inc.
Attention: Lynn Cook

================================================================ ==============================================

=================================================================== ====================== ===========================
                                                                                              PRO RATA PART OF THE
                             LENDERS                                     COMMITTED SUM            COMMITMENTS
=================================================================== ====================== ===========================
Westar Industries, Inc.                                                 $115,000,000 (1)              100%
818 South Kansas Avenue
Topeka, KS  66612
Attn: Paul R. Geist
Telecopy No. (785) 575-1774

Wiring Instructions:

Bank of America, Dallas, Texas
ABA # 111000012
Account No.: 3750912584
Reference: Protection One Alarm Monitoring, Inc.
Attention: Lynn Cook
------------------------------------------------------------------- ---------------------- ---------------------------


-----------------------------
(1) Subject to increase pursuant to Section 2.5.